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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    June 28, 2002
                                                   ---------------



                          EQCC Receivables Corporation
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     333-73446-01          59-3170055
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(State or Other Jurisdiction of       (Commission          (I.R.S. Employer
         Incorporation)               File Number)         Identification No.)


10401 Deerwood Park Boulevard, Jacksonville, Florida             32256
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code            (904) 944-1212
                                                   -------------------------



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          (Former Name or Former Address, if Change Since Last Report:)

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Item 5.           Other Events
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         Effective as of June 1, 2002, the Pooling and Servicing Agreement (the
"Pooling and Servicing Agreement") dated as of December 1, 2001 by and among EquiCredit Corporation of America, as Transferor and Initial Servicer, Fairbanks Capital Corp., as Expected Successor Servicer, the Registrant, as Depositor, Bank of America, N.A., as Advancing Party, and The Bank of New York, as Trustee, was amended pursuant to Amendment No. 1 to the Pooling and Servicing Agreement.

         Effective as of June 1, 2002, the Transfer Agreement (the "Transfer Agreement") dated as December 1, 2001 by and between EquiCredit Corporation of America, as Transferor and the Registrant, as Transferee, was amended pursuant to Amendment No. 1 to the Transfer Agreement.

         On or about June 27, 2002, the Registrant entered into the Underwriting Agreement (the "Underwriting Agreement") by and among the Registrant, as Depositor, Bank of America, N.A. and Banc of America Securities LLC and Goldman Sachs & Co., as Underwriters in connection with the EQCC Trust 2001-1F Asset Backed Certificates, Series 2001-1F, Class A-1, Class A-2 and Class A-3.

Item 7.           Financial Statements and Exhibits
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         (c)      Exhibits

         Item 601(a)
         of Regulation S-K
         Exhibit No.                Description
         -----------                -----------
               (1.1)                Underwriting Agreement, dated as of June 27,
                                    2002, among EQCC Receivables Corporation,
                                    Bank of America, N.A., and Banc of America
                                    Securities LLC and Goldman Sachs & Co.


               (4.1) Amendment No. 1 to the Pooling and Servicing Agreement, dated as of June 1, 2002, by and among EQCC Receivables Corporation, EquiCredit Corporation of America, Bank of America, N.A., Fairbanks Capital Corp. and The Bank of New York.

              (10.1) Amendment No. 1 to the Transfer Agreement, dated as of June 1, 2002, by and between EquiCredit Corporation of America and EQCC Receivables Corporation.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 28, 2002                        EQCC RECEIVABLES CORPORATION

                                                    By:    /s/ Todd Rosenthal
                                                       -------------------------
                                                    Name:    Todd Rosenthal
                                                    Title: Senior Vice President

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                                INDEX TO EXHIBITS

 Exhibit No.      Exhibit Description                Paper (P) or Electronic (E)
 -----------      -------------------                ---------------------------
     1.1          Underwriting Agreement, dated as              E
                  of June 27, 2002 among EQCC
                  Receivables Corporation, Bank of
                  America, N.A., and Banc of
                  America Securities LLC and
                  Goldman Sachs & Co.

     4.1          Amendment No. 1 to the Pooling                E
                  and Servicing Agreement, dated as
                  of June 1, 2002, by and among
                  EQCC Receivables Corporation,
                  EquiCredit Corporation of
                  America, Bank of America, N.A.,
                  Fairbanks Capital Corp. and The
                  Bank of New York.

    10.1          Amendment No. 1 to the Transfer               E
                  Agreement, dated as of June 1,
                  2002, by and between EquiCredit
                  Corporation of America and EQCC
                  Receivables Corporation.